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                                                                    EXHIBIT 10.1



                                 AMENDMENT NO. 2
                                       TO
                             SUBSCRIPTION AGREEMENT


        A. WHEREAS, On December 12, 1997, Grace Brothers, Ltd. (the "Investor") entered into a Subscription Agreement (the "Agreement"), with LXR Biotechnology, Inc., a Delaware corporation (the "Company"), pursuant to which Investor purchased 3,428,572 shares of common stock, par value $0.0001 per share (the "Common Stock"), of the Company for a purchase price of $1.75 per share and an aggregate purchase price of $6,000,0001.

        B. WHEREAS, on December 23, 1997, pursuant to Amendment No. 1 to the Agreement, the Company sold an additional 571,428 shares of Common Stock to the Investor;

        C. WHEREAS, pursuant to this amendment (the "Amendment"), the Investor and the Company desire to amend the Agreement further to allow the Investor to purchase from the Company an additional 363,734 shares of Common Stock (the "Additional Shares" and, together with the Common Stock previously sold to the Investor pursuant to the Agreement and Amendment No. 1 thereto, the "Total Shares") at a purchase price of $1.75 per share and an aggregate purchase price of $636,534.50 (the "Additional Purchase Price" and, together with the purchase price for the 4,000,000 shares previously sold to the Investor, the "Total Purchase Price").

        NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

        1. Amendment to Agreement. The Agreement is hereby amended to include the purchase of the Additional Shares for the Additional Purchase Price. The term "Purchase Price" as used in the Agreement is amended to mean the Total Purchase Price of $7,636,534.50 and the term "Shares" as used in the Agreement is amended to mean the Total Shares of 4,363,734 shares of Common Stock.

        2. Third Closing.

           (a) On the date hereof (the "Third Closing") payment of the Additional Purchase Price is being made by electronic wire transfer in accordance with the instructions set forth in the Agreement, against delivery to the Investor of a certificate representing the Additional Shares.

           (b) At the Third Closing, the Company shall deliver to the Investor the following:





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                      (i) a copy of the resolutions of the Board of Directors of the Company authorizing and approving the issuance of the Additional Shares and the execution, delivery and performance of this Amendment, all such resolutions to be certified by the Secretary of the Company;

                      (ii) a Certificate of Incumbency, dated as of the Third
               Closing and executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute this Amendment and the Additional Shares;

                      (iii) certificates evidencing that the Company is in good
               standing from the Secretary of State of the States of Delaware and California;

                      (iv) a legal opinion of Company's counsel, dated as of the
               Third Closing and covering those matters set forth in Section 2(b)(iv) of the Agreement with respect to the issuance of the Additional Shares pursuant to this Amendment.

        3. Representations and Warranties of the Company. Except as set forth on
Schedule 3 to this Amendment, the Company hereby represents and warrants to the Investor that each of the representations and warranties of the Company contained in the Agreement is true in all material respects on the date of this Amendment as if made on the date hereof.

        4. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that each of the representations and warranties of the Investor contained in the Agreement is true in all material respects of the date of this Amendment as if made on the date hereof.

        5. Counterparts. This Amendment may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

        6. No Other Changes. Except as expressly set forth in this Amendment, the Agreement remains in full force and effect.





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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
2 to the Subscription Agreement this 31st day of December, 1997.

                                       GRACE BROTHERS, LTD.

                                       By:  /s/ Bradford T. Whitmore
                                          --------------------------------------
                                       Name:   Bradford T. Whitmore
                                            ------------------------------------
                                       Title:  General Partner
                                             -----------------------------------

                                       1560 Sherman Avenue, Suite 900
                                       -----------------------------------------
                                       (Address)

                                       Evanston, Il  60201
                                       -----------------------------------------
                                       (City, State and Zip Code)

                                       (847) 733-1230
                                       -----------------------------------------
                                       (Telephone Number)

                                       (847) 733-0342
                                       -----------------------------------------
                                       (Telecopier Number)

                                       36-3417056
                                       -----------------------------------------
                                       (Tax I.D. or Social Security Number)



                                       LXR BIOTECHNOLOGY INC.



                                       By:  /s/ L. David Tomei
                                          --------------------------------------
                                       Name:   L. David Tomei
                                       Title:  Chief Executive Officer





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